                                                                    EXHIBIT 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                      I.R.S. Employer Identification No.

          800 Nicollet Mall
        Minneapolis, Minnesota                                      55402
(Address of principal executive offices)                          (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3913
            (Name, address and telephone number of agent for service)

                         Gaylord Entertainment Company*
                     (Issuer with respect to the Securities)


             Delaware                                   73-0664379
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

         One Gaylord Drive                                37214
        Nashville, Tennessee
(Address of Principal Executive Offices)                (Zip Code)

                   *See attached table for additional issuers

                  DEBT SECURITIES TO BE ISSUED UNDER INDENTURE
                          INCLUDING __% NOTES DUE 20__
                         (TITLE OF INDENTURE SECURITIES)

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS*



                                                              JURISDICTION OF           PRIMARY STANDARD              IRS EMPLOYER
    EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS             INCORPORATION OR       INDUSTRIAL CLASSIFICATION        IDENTIFICATION
         CHARTER OR ORGANIZATIONAL DOCUMENT*                   ORGANIZATION                CODE NUMBER                   NUMBER
    --------------------------------------------             ----------------       -------------------------        --------------

                  CCK Holdings, LLC                             Delaware                      7990                     02-1696563
                Corporate Magic, Inc.                            Texas                        7990                     75-2620110
             Gaylord Creative Group, Inc.                       Delaware                      7990                     62-1673308
                 Gaylord Hotels, LLC                            Delaware                      7011                     11-3689948
              Gaylord Investments, Inc.                         Delaware                      7990                     62-1619801
            Gaylord Program Services, Inc.                      Delaware                      7990                     92-2767112
              Grand Ole Opry Tours, Inc.                       Tennessee                      7990                     62-0882286
                      OLH, G.P.                                Tennessee                      7990                     62-1586927
                  OLH Holdings, LLC                             Delaware                      7990                     11-3689947
              Opryland Attractions, Inc.                        Delaware                      7990                     62-1618413
              Opryland Hospitality, LLC                        Tennessee                      7011                     62-1586924
      Opryland Hotel-Florida Limited Partnership                Florida                       7011                     62-1795659
       Opryland Hotel-Texas Limited Partnership                 Delaware                      7011                     62-1798694
              Opryland Hotel-Texas, LLC                         Delaware                      7011                     11-3689950
              Opryland Productions, Inc.                       Tennessee                      7990                     62-1048127
              Opryland Theatricals, Inc.                        Delaware                      7990                     62-1664967
    Wildhorse Saloon Entertainment Ventures, Inc.              Tennessee                      7990                     62-1706672
           ResortQuest International, Inc.                      Delaware                    6531-08                    62-1750352
             Abbott & Andrews Realty, LLC                       Florida                     6531-08                    65-1176006
             Abbott Realty Services, Inc.                       Florida                     6531-08                    58-1775514
                 Abbott Resorts, LLC                            Florida                     6531-08                    65-1176000
             Accommodations Center, Inc.                        Colorado                    6531-08                    84-1204561
       Advantage Vacation Homes by Styles, LLC                  Florida                     6531-08                    14-1873132
                B&B on the Beach, Inc.                       North Carolina                 6531-08                    56-1802086
            Base Mountain Properties, Inc.                      Delaware                    6531-08                    82-0534861
               Bluebill Properties, LLC                         Florida                     6531-08                    65-1175994
    Brindley & Brindley Realty & Development, Inc.           North Carolina                 6531-08                    56-1491059
            Coastal Real Estate Sales, LLC                      Florida                     6531-08                    33-1047660
           Coastal Resorts Management, Inc.                     Delaware                    6531-08                    51-0377887
             Coastal Resorts Realty, LLC                        Delaware                    6531-08                    51-6000279
             Coates, Reid & Waldron, Inc.                       Delaware                    6531-08                    84-1509467
         Collection of Fine Properties, Inc.                    Colorado                    6531-08                    84-1288764
             Columbine Management Company                       Colorado                    6531-08                    84-0912550
            Cove Management Services Inc.                      California                   6531-08                    95-3866031
            CRW Property Management, Inc.                       Delaware                    6531-08                    84-1509471
         Exclusive Vacation Properties, Inc.                    Delaware                    6531-08                    84-1569208
             First Resort Software, Inc.                        Colorado                    6531-08                    84-0996530
              High Country Resorts, Inc.                        Delaware                    6531-08                    84-1509478
             Houston and O'Leary Company                        Colorado                    6531-08                    84-1035054
                K-T-F Acquisition Co.                           Delaware                    6531-08                    75-3013706
        Maui Condominium and Home Realty, Inc.                   Hawaii                     6531-08                    99-0266391
           Mountain Valley Properties, Inc.                     Delaware                    6531-08                    62-1863208
                Office and Storage LLC                           Hawaii                     6531-08
                 Peak Ski Rentals LLC                           Colorado                    6531-08                    84-1248929
          Plantation Resort Management, Inc.                    Delaware                    6531-08                    63-1209112
             Priscilla Murphy Realty, LLC                       Florida                     6531-08                    14-1873125
          R&R Resort Rental Properties, Inc.                 North Carolina                 6531-08                    56-1555074
                  REP Holdings, Ltd.                             Hawaii                     6531-08                    99-0335453
           Resort Property Management, Inc.                       Utah                      6531-08                    87-0411513
             Resort Rental Vacations, LLC                      Tennessee                    6531-08                    71-0896813
               ResortQuest Hawaii, LLC                           Hawaii                     6531-08                    13-4207830
            ResortQuest Hilton Head, Inc.                       Delaware                    6531-08                    57-0755492



                                                              JURISDICTION OF           PRIMARY STANDARD              IRS EMPLOYER
    EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS             INCORPORATION OR       INDUSTRIAL CLASSIFICATION        IDENTIFICATION
         CHARTER OR ORGANIZATIONAL DOCUMENT*                   ORGANIZATION                CODE NUMBER                   NUMBER
    --------------------------------------------             ----------------       -------------------------        --------------

          ResortQuest Southwest Florida, LLC                    Delaware                    6531-08                    62-1856796
                   Ridgepine, Inc.                              Delaware                    6531-08                    93-1260694
                  RQI Holdings, Ltd.                             Hawaii                     6531-08                    03-0530842
         Ryan's Golden Eagle Management, Inc.                   Montana                     6531-08                    81-0392278
        Scottsdale Resort Accommodations, Inc.                  Delaware                    6531-08                    86-0960835
          Steamboat Premier Properties, Inc.                    Delaware                    6531-08                    84-1591074
                 Styles Estates, LLC                            Florida                     6531-08                    14-1873135
        Telluride Resort Accommodations, Inc.                   Colorado                    6531-08                    84-1262479
               Ten Mile Holdings, Ltd.                          Colorado                    6531-08                    84-1225208
                THE Management Company                          Georgia                     6531-08                    58-1710389
                The Maury People, Inc.                       Massachusetts                  6531-08                    22-3079376
                The Tops'l Group, Inc.                          Florida                     6531-08                    59-3450553
            Tops'l Club of NW Florida, LLC                      Florida                     6531-08                    65-1176005
           Trupp-Hodnett Enterprises, Inc.                      Georgia                     6531-08                    58-1592548


----------------------

*Address and telephone numbers of the principal executive offices of each of the registrants listed above are the same as that of Gaylord.

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Washington, D.C.

         b)  Whether it is authorized to exercise corporate trust powers.

                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.   A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.   A copy of the existing bylaws of the Trustee.*

            5.   A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

   * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 9th day of January, 2004.


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:  /s/ Frank P. Leslie III
                                         --------------------------------------
                                         Frank P. Leslie III
                                         Vice President




By:  /s/ Lori-Anne Rosenberg
     -----------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  January 9, 2004



                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:  /s/ Frank P. Leslie III
                                         --------------------------------------
                                         Frank P. Leslie III
                                         Vice President




By:  /s/ Lori-Anne Rosenberg
     -----------------------------------
     Lori-Anne Rosenberg
     Assistant Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2003

                                    ($000'S)



                                                                          9/30/2003
                                                                        -------------


ASSETS
     Cash and Due From Depository Institutions                            $9,363,408
     Federal Reserve Stock                                                         0
     Securities                                                           34,719,100
     Federal Funds                                                         2,322,794
     Loans & Lease Financing Receivables                                 118,943,010
     Fixed Assets                                                          1,915,381
     Intangible Assets                                                     9,648,952
     Other Assets                                                          9,551,844
                                                                        ------------
         TOTAL ASSETS                                                   $186,464,489

LIABILITIES
     Deposits                                                           $122,910,311
     Fed Funds                                                             6,285,092
     Treasury Demand Notes                                                 3,226,368
     Trading Liabilities                                                     246,528
     Other Borrowed Money                                                 21,879,472
     Acceptances                                                             145,666
     Subordinated Notes and Debentures                                     6,148,678
     Other Liabilities                                                     5,383,119
                                                                        ------------
     TOTAL LIABILITIES                                                  $166,225,234

EQUITY
     Minority Interest in Subsidiaries                                    $1,003,166
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,676,398
     Undivided Profits                                                     7,541,491
                                                                        ------------
         TOTAL EQUITY CAPITAL                                            $20,239,255

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $186,464,489

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Frank P. Leslie III
         ----------------------------------
         Vice President

Date:  January 9, 2004